SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 22, 2003

ONLINE RESOURCES CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-26123	52-1623052

(State or other	(Commission	(IRS Employer
jurisdiction of	File Number)	Identification No.)
incorporation)

7600 Colshire Drive
McLean, Virginia 22102

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (703) 394-5100

Item 7. Financial Statements and Exhibits.

(c)  The following exhibits are filed with this report:

Exhibit Number	Description

99.1	Press Release issued by Online Resources Corporation dated April 22, 2003.

Item 9. Regulation FD Disclosure.

The following information is furnished pursuant to Item 12, “Disclosure of Results of Operations and Financial Condition.”

On April 22, 2003, the Registrant issued a press release to report its financial results for the quarter ended March 31, 2003. A copy of the press release is attached to this current report on Form 8-K as Exhibit 99.1.

On April 22, 2003 at 4:30 p.m. eastern time, the Registrant hosted the conference call referenced in the attached press release. No material information was disclosed during the conference call that was not disclosed in the press release. The conference call was recorded and is available for playback as set forth in the press release.

In accordance with the procedural guidance in SEC Release No. 33-8216, the information in this Form 8-K and the Exhibit attached to this Form 8-K are being furnished under “Item 9. Regulation FD Disclosure” rather than under “Item 12. Disclosure of Results of Operations and Financial Condition.” The information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ONLINE RESOURCES CORPORATION
(Registrant)

Date: April 24, 2003	By:	/S/ Catherine A. Graham
	Name:	Catherine A. Graham
	Title:	Executive Vice President,
Chief Financial Officer and
Secretary